SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                               June 26, 2001


                      CHICAGO MERCANTILE EXCHANGE INC.
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-32645               36-4340266
           ----------                 ----------           ---------------
 (State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)               File Number)         Identification No.)


30 South Wacker Drive, Chicago, Illinois                           60606
--------------------------------------------                      --------
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 9.  Regulation FD Disclosure

         On June 26, 2001, Chicago Mercantile Exchange Inc. issued a press release with an attached letter to shareholders announcing the approval by its board of directors of the formation of a holding company structure.

         A copy of the press release, dated June 26, 2001, is attached hereto as Exhibit 99.1.


                               EXHIBIT INDEX


Exhibit
Number            Description
-----------       --------------

99.1              Press Release dated June 26, 2001.






                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHICAGO MERCANTILE EXCHANGE INC.

                                            Registrant


Date:  June 26, 2001                        By: /S/ David Gomach
                                               ------------------------------
                                                  David Gomach
                                                  Managing Director and
                                                  Chief Financial Officer





                                EXHIBIT 99.1

June 26, 2001

To Media Covering Chicago Mercantile Exchange Inc.

For your information, please see the attached letter to shareholders disseminated this morning.

Ellen G. Resnick
Director, Corporate Communications
312/930-3435
eresnick@cme.com

William Burks
Associate Director, Corporate Communications
312/930-3446
wburks@cme.com


In connection with the proposed formation of a holding company and related transactions, CME will file with the Securities and Exchange Commission, as soon as reasonably practicable, a registration statement on SEC Form S-4. The registration statement will contain a joint proxy statement/prospectus, which describes the proposed terms and conditions of the holding company formation. Shareholders are encouraged to read the registration statement after it is filed, and the joint proxy statement/prospectus contained in the registration statement, because these documents will contain important information about the holding company formation. The registration statement, including the joint proxy statement/prospectus, will be available for free, both on the SEC's Web site (www.sec.gov) and on the Investor Information section of CME's Web site at www.cme.com. Final materials will be mailed to all shareholders.

                  ------------------------------------

June 26, 2001

To All Shareholders:

On March 13, 2001, we announced that the Board of Directors authorized preparations for a possible initial public offering of Class A shares in Chicago Mercantile Exchange Inc. These steps included an examination of our corporate structure, our charter and our bylaws to ensure that CME is well positioned for the future. Upon the advice and recommendations of our financial and legal advisors, the Board of Directors approved the formation of a new holding company structure that will enable us to address a number of important issues relating to our business and corporate structure. This holding company proposal will be submitted for shareholder approval. We intend to file a registration/proxy statement shortly with the Securities and Exchange Commission.

o Implementation of Transfer Restrictions. In connection with our review, it has come to our attention that the recent charter amendment extending the transfer restrictions on Class A shares to all shareholders is not valid under Delaware law. Consequently, the original transfer restrictions put in place in connection with our November 13 demutualization are in effect. This means that 25 percent of your Class A shares can be transferred separately from the related Series B share.

         Our financial advisors have counseled us that the extended transfer restrictions contained in the recent charter amendment are critical to the success of an initial public offering. The formation of a holding company will enable us to address this issue. It is the only practical way to implement the extended transfer restrictions for all shareholders. Subject to shareholder approval, we will establish the holding company through the merger of CME into a newly formed subsidiary. In doing so, we will effectively implement the extended transfer restrictions that we asked you to support at the April 18 annual shareholders' meeting. Following the merger, these restrictions will bind all CME shareholders. We continue to believe that CME and its shareholders will benefit from effectively implementing the extended transfer restrictions.

o Strategic and Business Flexibility. Other public companies, including exchanges, have reorganized as holding companies to prepare for public offerings. A holding company will provide us with greater strategic flexibility and business opportunities, allowing us to separate our regulated derivatives exchange business from other businesses that we may pursue. The Boards of the holding company and CME will be the same. In the merger, the shareholders of CME will receive equivalent equity in the new holding company, with trading privileges remaining at the Exchange subsidiary. The "core rights" of Class B shareholders, including the right to elect a specified number of directors, will be maintained.

o Separate the Value of the "Class A Share Equivalents." At the time of demutualization, we adopted a capital structure consisting of Class A common stock, representing "pure" equity in Chicago Mercantile Exchange Inc. We also exchanged CME, IMM, IOM and GEM memberships and fractions for different series of Class B shares, representing trading privileges and membership rights, as well as allocations of equity rights in the form of "Class A share equivalents," which were embedded in the Class B shares. The decision to embed equity in the Class B shares was made in order to help ensure a tax-free transaction for our shareholders. Since the completion of our demutualization transaction, many shareholders have inquired about whether an opportunity exists for them to achieve the direct benefit of the Class A share equity component of their Class B shares. One important advantage of the formation of the holding company is that we will extract the Class A equity component of each series of Class B shares by issuing to each Class B shareholder additional Class A shares equal to that equity component. On the basis of both the tax ruling we received and the advice of our tax counsel, we believe that this separation can be done on a tax-free basis. We are seeking a supplemental ruling from the Internal Revenue Service to that end. The Board believes that shareholders will benefit from the ability to realize the existing equity value of their Class B shares, if they so choose, by selling the newly issued Class A shares when permitted.

Please be advised that, in order to ensure that this significant information is widely distributed to our shareholders, the share market conducted in the Shareholder Relations and Membership Services Department will not open until 12:00 noon (Chicago time) today, Tuesday, June 26, 2001.


Note that we will hold informational meetings at 2:15 and 3:30 p.m. on Tuesday, July 17, in the Auditorium to address shareholder questions. In the interim, questions regarding the foregoing should be directed to: Ms. Ann Cresce, Director and Corporate Secretary, at (312) 930-3488, or Mr. Jim Falvey, Director and Associate General Counsel, at (312) 930-3046.


Scott Gordon                          Jim McNulty
Chairman                              President and Chief Executive Officer


In connection with the proposed formation of the holding company and related transactions, we will file with the Securities and Exchange Commission, as soon as reasonably practicable, a registration statement on SEC Form S-4. The registration statement will contain a joint proxy statement/prospectus, which describes the proposed terms and conditions of the holding company formation. Shareholders are encouraged to read the registration statement after it is filed, and the joint proxy statement/prospectus contained in the registration statement, because these documents will contain important information about the holding company formation. The registration statement, including the joint proxy statement/prospectus, will be available for free, both on the SEC's Web site (www.sec.gov) and on the Investor Information section of our Web site at www.cme.com. Final materials will be mailed to all shareholders.